UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5582

Oppenheimer Cash Reserves

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  7/31/2012

Item 1.  Reports to Stockholders.

July 31, 2012

Oppenheimer Cash Reserves	Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Managers

ANNUAL REPORT

Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Portfolio Allocation
Short-Term Notes/Commercial Paper	63.6%
Direct Bank Obligations	17.1
Certificates of Deposit	15.3
U.S. Government Obligations	4.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2012, and are based on the total market value of investments.

6	OPPENHEIMER CASH RESERVES

NOTES

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s investment strategy, allocations, and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

7	OPPENHEIMER CASH RESERVES

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER CASH RESERVES

Actual	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During 6 Months Ended July 31, 2012
Class A	$1,000.00	$1,000.10	$1.59
Class B	1,000.00	1,000.10	1.59
Class C	1,000.00	1,000.10	1.59
Class N	1,000.00	1,000.10	1.59

Hypothetical (5% return before expenses)
Class A	1,000.00	1,023.27	1.61
Class B	1,000.00	1,023.27	1.61
Class C	1,000.00	1,023.27	1.61
Class N	1,000.00	1,023.27	1.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.32%
Class B	0.32
Class C	0.32
Class N	0.32

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Distributor. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9	OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS    July 31, 2012

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—15.4%
Yankee Certificates of Deposit—15.4%
Aust & NZ Banking Group NY, 0.26%	9/5/12	9/5/12	$12,500,000	$12,500,726
Bank of Nova Scotia, Houston TX:
0.32%	8/3/12	8/3/12	11,100,000	11,100,000
0.33%	12/7/12	12/7/12	11,000,000	11,000,000
0.34%	12/10/12	12/10/12	3,200,000	3,200,000
0.35%	8/8/12	8/8/12	26,000,000	26,000,000
National Australia Bank, New York, 0.50%	11/16/12	11/16/12	10,500,000	10,506,216
Royal Bank of Canada, New York:
0.53%[1]	8/1/12	6/7/13	4,000,000	4,000,000
0.54%[1]	9/14/12	12/11/12	15,000,000	15,000,000
0.77%	11/28/12	11/28/12	22,700,000	22,700,000
Svenska Handelsbanken, New York:
0.20%	8/6/12	8/6/12	23,100,000	23,100,000
0.20%	8/14/12	8/14/12	4,500,000	4,500,000
Swedbank AB, New York, 0.15%	8/3/12	8/3/12	12,400,000	12,400,000
Westpac Banking Corp., New York, 0.24%	10/4/12	10/4/12	1,800,000	1,800,000
Total Certificates of Deposit (Cost $157,806,942)				157,806,942
Direct Bank Obligations—17.1%
Barclays US Funding LLC, 0.14%	8/1/12	8/1/12	19,000,000	19,000,000
Commonwealth Bank of Australia:
0.23%[2]	9/6/12	9/6/12	18,000,000	17,995,860
0.24%[2]	9/7/12	9/7/12	29,100,000	29,092,822
0.24%[2]	9/10/12	9/10/12	4,400,000	4,398,827
HSBC USA, Inc., 0.31%	8/10/12	8/10/12	19,000,000	18,998,528
National Australia Funding (Delaware), Inc.:
0.20%[2]	8/7/12	8/7/12	10,600,000	10,599,647
0.31%[2]	10/19/12	10/19/12	14,000,000	13,990,476
Toronto Dominion Holdings USA, Inc., 0.20%[2]	9/5/12	9/5/12	34,100,000	34,093,369
Westpac Banking Corp., 0.24%[2]	9/25/12	9/25/12	27,600,000	27,589,880
Total Direct Bank Obligations (Cost $175,759,409)				175,759,409
Short-Term Notes/Commercial Paper—64.0%
Diversified Financial Services—4.9%
General Electric Capital Corp.:
0.32%	11/7/12	11/7/12	5,000,000	4,995,644
0.32%	1/22/13	1/22/13	25,500,000	25,460,560
0.33%	10/29/12	10/29/12	19,500,000	19,484,091
				49,940,295
Leasing & Factoring—7.8%
American Honda Finance Corp.:
0.71%[1,3]	9/26/12	9/26/12	13,000,000	13,000,000
0.72%[1]	9/19/12	12/19/12	10,000,000	10,000,000
0.84%[1,3]	8/7/12	11/7/12	5,050,000	5,051,672

10	OPPENHEIMER CASH RESERVES

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Leasing & Factoring Continued
Toyota Motor Credit Corp.:
0.63%	2/6/13	2/6/13	$16,100,000	$16,046,749
0.66%[1]	10/18/12	10/18/12	16,500,000	16,500,000
0.67%[1]	9/21/12	12/17/12	19,300,000	19,300,000
				79,898,421
Municipal—13.7%
Berks Cnty. Industrial Development Revenue Bonds, Lebanon Valley Mall Project, Series 96B, 0.26%[1]	8/7/12	8/7/12	2,260,000	2,260,000
Byron, WI Industrial Revenue Bonds, Ocean Spray, Inc., Series 1998, 0.28%[1]	8/7/12	8/7/12	6,500,000	6,500,000
Carroll Cnty., KY Solid Waste Disposal Revenue Bonds, North American Stainless Project, Series 2006, 0.20%[1]	8/7/12	8/7/12	4,000,000	4,000,000
Cleveland, OH Economic & Community Development Revenue Refunding Bonds, Core City Fund, Series 2008, 0.18%[1]	8/7/12	8/7/12	8,660,000	8,660,000
District of Columbia Refunding Bonds, World Wildlife Fund, Inc., Series 2010, 0.16%[1]	8/7/12	8/7/12	10,185,000	10,185,000
District of Columbia Revenue Bonds, Washington Drama Society, Series 2008, 0.16%[1]	8/7/12	8/7/12	6,025,000	6,025,000
Easton, MD Bonds, William Hill Manor Facility, Series 2009B, 0.29%[1]	8/7/12	8/7/12	4,685,000	4,685,000
Emery Cnty., UT Pollution Control Revenue Refunding Bonds, Pacific Corp. Projects, Series 1994, 0.17%[1]	8/7/12	8/7/12	5,590,000	5,590,000
Glendale, AZ Industrial Development Authority Bonds, Thunderbird, The Garvin School, Series 2005A, 0.21%[1]	8/7/12	8/7/12	6,715,000	6,715,000
Glendale, AZ Industrial Development Authority Bonds, Thunderbird, The Garvin School, Series 2005B, 0.21%[1]	8/7/12	8/7/12	11,495,000	11,495,000
KS Development Finance Authority Revenue Bonds, Seaboard Project, Series 95P, 0.15%[1]	8/7/12	8/7/12	9,200,000	9,200,000
Las Vegas, NV Economic Development Revenue Bonds, Keep Memory Alive Project, 0.22%[1]	8/7/12	8/7/12	1,460,000	1,460,000
Mountain Agency, Inc. (The) Securities, Series 2003, 0.32%[1]	8/7/12	8/7/12	9,935,000	9,935,000
MS Business Finance Corp. Revenue Bonds, Olin Corp. Project, Series 2005, 0.26%[1]	8/7/12	8/7/12	1,600,000	1,600,000
Newport News, VA Economic Development Authority Bonds, Newport News Shipbuilding Project, Series A, 0.26%[1]	8/7/12	8/7/12	3,240,000	3,240,000
Port Grays Harbor, WA Industrial Development Corp., Murphy Corp. Project, Series 2007, 0.21%[1]	8/7/12	8/7/12	10,000,000	10,000,000
Ridgewood Associates Bonds, Series 2005, 0.26%[1]	8/7/12	8/7/12	3,435,000	3,435,000

11	OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS    Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Municipal Continued
Savanna, IL Industrial Development Revenue Bonds, Metform Corp., Series 1994A, 0.20%[1]	8/7/12	8/7/12	$6,300,000	$6,300,000
SC Jobs Economic Development Authority Revenue Bonds, YMCA Columbia Project, Series 2006, 0.25%[1]	8/7/12	8/7/12	9,810,000	9,810,000
Tallahassee Orthopedic Center LC Bonds, Series 2004, 0.24%[1]	8/7/12	8/7/12	4,135,000	4,135,000
Tennis For Charity, Inc. Bonds, Series 2004, 0.18%[1]	8/7/12	8/7/12	5,585,000	5,585,000
Tuscaloosa Cnty., AL Industrial Development Authority Gulf Opportunity Zone Bonds, Hunt Refining Project, Series 2008B, 0.21%[1]	8/7/12	8/7/12	2,000,000	2,000,000
USTA National Tennis Center, Inc. Bonds, Series 2009, 0.21%[1]	8/7/12	8/7/12	4,825,000	4,825,000
WA Economic Development Finance Authority Industrial Development Revenue Bonds, Canam Steel Corp. Project, Series 2000D, 0.45%[1]	8/7/12	8/7/12	3,100,000	3,100,000
				140,740,000
Oil, Gas & Consumable Fuels—1.0%
Total Capital Canada, 0.20%[2]	8/9/12	8/9/12	10,000,000	9,999,556
Personal Products—3.0%
Reckitt Benckiser Treasury Services plc:
0.38%[2]	11/8/12	11/8/12	9,577,000	9,566,992
0.55%[2]	10/11/12	10/11/12	14,000,000	13,984,814
0.55%[2]	10/18/12	10/18/12	5,000,000	4,994,042
0.70%[2]	8/10/12	8/10/12	2,500,000	2,499,563
				31,045,411
Receivables Finance—18.4%
Alpine Securitization Corp.:
0.22%	8/15/12	8/15/12	14,000,000	13,998,802
0.22%	8/16/12	8/16/12	30,600,000	30,597,239
Fairway Finance Corp.:
0.20%[2]	8/17/12	8/17/12	9,700,000	9,699,138
0.21%[2]	9/18/12	9/18/12	9,700,000	9,697,284
0.23%[2]	10/10/12	10/10/12	10,000,000	9,995,625
Jupiter Securitization Co. LLC, 0.20%[2]	9/24/12	9/24/12	9,800,000	9,797,060
Market Street Funding LLC: 0.24%[2]	10/19/12	10/19/12	7,500,000	7,496,050
0.25%[2]	9/25/12	9/25/12	15,400,000	15,394,118
Mont Blanc Capital Corp.: 0.24%[2]	8/22/12	8/22/12	4,900,000	4,899,314
0.25%[2]	8/7/12	8/7/12	4,200,000	4,199,825
Sheffield Receivables Corp.: 0.19%[2]	8/10/12	8/10/12	8,700,000	8,699,587
0.19%[2]	8/28/12	8/28/12	20,000,000	19,997,150
0.20%[2]	8/9/12	8/9/12	17,000,000	16,999,244

12	OPPENHEIMER CASH RESERVES

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Receivables Finance Continued
Thunder Bay Funding LLC: 0.21%[2]	10/15/12	10/15/12	$1,850,000	$1,849,191
0.21%[2]	10/29/12	10/29/12	13,000,000	12,993,251
0.23%[2,3]	9/24/12	9/24/12	12,000,000	11,995,860
				188,308,738
Special Purpose Financial—15.2%
Concord Minutemen Cap. Corp. LLC: 0.27%	8/2/12	8/2/12	32,900,000	32,899,721
0.36%	9/4/12	9/4/12	8,700,000	8,697,042
0.36%	9/5/12	9/5/12	8,800,000	8,796,920
Crown Point Capital Co., 0.18%	8/1/12	8/1/12	31,200,000	31,200,000
FCAR Owner Trust I: 0.23%	9/17/12	9/17/12	10,000,000	9,996,997
0.27%	8/13/12	8/13/12	4,700,000	4,699,577
0.27%	9/6/12	9/6/12	10,000,000	9,997,300
FCAR Owner Trust II, 0.19%	8/1/12	8/1/12	12,000,000	12,000,000
Lexington Parker Capital Co. LLC: 0.27%[2]	8/3/12	8/3/12	12,800,000	12,799,808
0.38%[2]	8/6/12	8/6/12	24,100,000	24,098,728
				155,186,093
Total Short-Term Notes/Commercial Paper (Cost $655,118,514)				655,118,514
U.S. Government Obligations—4.0%
U.S. Treasury Nts.:
0.38%	6/30/13	6/30/13	12,000,000	12,016,358
1.00%	7/15/13	7/15/13	8,000,000	8,057,594
3.38%	7/31/13	7/31/13	10,000,000	10,312,721
4.25%	8/15/13	8/15/13	10,000,000	10,419,029
Total U.S. Government Obligations (Cost $40,805,702)				40,805,702
Total Investments, at Value (Cost $1,029,490,567)			100.5%	1,029,490,567
Liabilities in Excess of Other Assets			(0.5)	(5,364,980)

Net Assets			100.0%	$1,024,125,587

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

**If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

13	OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS    Continued

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $359,417,081 or 35.10% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,047,532 or 2.93% of the Fund’s net assets as of July 31, 2012.

See accompanying Notes to Financial Statements.

14	OPPENHEIMER CASH RESERVES

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2012

Assets
Investments, at value (cost $1,029,490,567)—see accompanying statement of investments	$1,029,490,567
Cash	341,154
Receivables and other assets:
Shares of beneficial interest sold	1,493,124
Interest	525,149
Other	114,326
Total assets	1,031,964,320
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	7,473,817
Transfer and shareholder servicing agent fees	226,283
Shareholder communications	72,199
Trustees’ compensation	35,283
Dividends	2,505
Other	28,646
Total liabilities	7,838,733
Net Assets	$1,024,125,587
Composition of Net Assets
Par value of shares of beneficial interest	$1,024,124
Additional paid-in capital	1,023,080,366
Accumulated net investment loss	(18,350)
Accumulated net realized gain on investments	39,447
Net Assets	$1,024,125,587

15	OPPENHEIMER CASH RESERVES

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value, redemption price and offering price per share (based on net assets of $482,808,081 and 482,823,654 shares of beneficial interest outstanding)	$1.00
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,385,941 and 58,383,026 shares of beneficial interest outstanding)	$1.00
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $271,425,317 and 271,417,075 shares of beneficial interest outstanding)	$1.00
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $211,506,248 and 211,500,712 shares of beneficial interest outstanding)	$1.00

See accompanying Notes to Financial Statements.

16	OPPENHEIMER CASH RESERVES

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2012

Investment Income
Interest	$3,552,862
Other income	37,097
Total investment income	3,589,959
Expenses
Management fees	5,194,158
Distribution and service plan fees:
Class A	1,049,026
Class B	544,585
Class C	2,329,853
Class N	1,171,708
Transfer and shareholder servicing agent fees:
Class A	1,205,731
Class B	227,219
Class C	777,046
Class N	626,693
Shareholder communications:
Class A	149,042
Class B	24,913
Class C	57,515
Class N	17,486
Trustees’ compensation	87,047
Custodian fees and expenses	6,999
Administration service fees	1,500
Other	300,907
Total expenses	13,771,428
Less waivers and reimbursements of expenses	(10,293,226)
Net expenses	3,478,202
Net Investment Income	111,757
Net Realized Gain on Investments	39,447
Net Increase in Net Assets Resulting from Operations	$151,204

See accompanying Notes to Financial Statements.

17	OPPENHEIMER CASH RESERVES

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 29, 2011[1]
Operations
Net investment income	$111,757	$111,775
Net realized gain	39,447	3,843
Net increase in net assets resulting from operations	151,204	115,618
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(51,836)	(48,933)
Class B	(6,926)	(8,927)
Class C	(31,998)	(28,913)
Class N	(24,842)	(25,002)
	(115,602)	(111,775)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(40,641,803)	(5,668,964)
Class B	(22,078,461)	(43,246,926)
Class C	(34,944,999)	(2,192,306)
Class N	(42,033,596)	(15,042,017)
	(139,698,859)	(66,150,213)
Net Assets
Total decrease	(139,663,257)	(66,146,370)
Beginning of period	1,163,788,844	1,229,935,214
End of period (including accumulated net investment loss of $18,350 and $18,348, respectively)	$1,024,125,587	$1,163,788,844

1. July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18	OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,		Year Ended July 29,		Year Ended July 30,		Year Ended July 31,
Class A	2012		2011[1]		2010[1]		2009	2008

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income[2]	—	[3]	—	[3]	—	[3]	.01	.03
Net realized gain (loss)	—	[3]	—	[3]	—	[3]	— [3]	—
Total from investment operations	—	[3]	—	[3]	—	[3]	.01	.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	—	[3]	—	[3]	(.01)	(.03)
Distributions from net realized gain	—		—		—	[3]	—	—
Total dividends and/or distributions to shareholders	—	[3]	—	[3]	—	[3]	(.01)	(.03)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return[4]	0.01%		0.01%		0.01%		1.02%	3.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$482,808		$523,433		$529,100		$657,312	$558,480
Average net assets (in thousands)	$523,787		$527,858		$578,864		$688,120	$521,970
Ratios to average net assets:[5]
Net investment income	0.01%		0.01%		0.00%[6]		0.97%	3.33%
Total expenses	0.95%		0.96%		0.96%		0.93%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.31%		0.32%		0.40%		0.85%	0.89%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

See accompanying Notes to Financial Statements.

19	OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31,		Year Ended July 29,		Year Ended July 30,		Year Ended July 31,
Class B	2012		2011[1]		2010[1]		2009	2008

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[2]	—	[3]	—	[3]	—	[3]	.01	.03
Net realized gain (loss)	—	[3]	—	[3]	—	[3]	— [3]	—
Total from investment operations	—	[3]	—	[3]	—	[3]	.01	.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	—	[3]	—	[3]	(.01)	(.03)
Distributions from net realized gain	—		—		—	[3]	—	—
Total dividends and/or distributions to shareholders	—	[3]	—	[3]	—	[3]	(.01)	(.03)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return[4]	0.01%		0.01%		0.01%		0.84%	3.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,386		$ 80,462		$123,709		$208,508	$155,422
Average net assets (in thousands)	$72,461		$100,156		$154,948		$222,601	$131,647
Ratios to average net assets:[5]
Net investment income (loss)	0.01%		0.01%		(0.02)%		0.76%	3.02%
Total expenses	1.59%		1.62%		1.58%		1.48%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.30%		0.32%		0.42%		1.03%	1.15%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

20	OPPENHEIMER CASH RESERVES

	Year Ended July 31,		Year Ended July 29,		Year Ended July 30,		Year Ended July 31,
Class C	2012		2011[1]		2010[1]		2009	2008

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income[2]	—	[3]	—	[3]	—	[3]	.01	.03
Net realized gain (loss)	—	[3]	—	[3]	—	[3]	— [3]	—
Total from investment operations	—	[3]	—	[3]	—	[3]	.01	.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	—	[3]	—	[3]	(.01)	(.03)
Distributions from net realized gain	—		—		—	[3]	—	—
Total dividends and/or distributions to shareholders	—	[3]	—	[3]	—	[3]	(.01)	(.03)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return[4]	0.01%		0.01%		0.01%		0.84%	3.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$271,426		$306,361		$308,552		$416,717	$318,517
Average net assets (in thousands)	$310,183		$295,586		$343,859		$454,642	$271,236
Ratios to average net assets:[5]
Net investment income	0.01%		0.01%		0.00%[6]		0.75%	3.00%
Total expenses	1.51%		1.52%		1.52%		1.45%	1.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.30%		0.32%		0.39%		1.02%	1.14%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

See accompanying Notes to Financial Statements.

21	OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31,		Year Ended July 29,		Year Ended July 30,		Year Ended July 31,
Class N	2012		2011[1]		2010[1]		2009	2008

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income[2]	—	[3]	—	[3]	—	[3]	.01	.03
Net realized gain (loss)	—	[3]	—	[3]	—	[3]	— [3]	—
Total from investment operations	—	[3]	—	[3]	—	[3]	.01	.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	—	[3]	—	[3]	(.01)	(.03)
Distributions from net realized gain	—		—		—	[3]	—	—
Total dividends and/or distributions to shareholders	—	[3]	—	[3]	—	[3]	(.01)	(.03)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return[4]	0.01%		0.01%		0.01%		0.84%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$211,506		$253,533		$268,574		$332,176	$279,361
Average net assets (in thousands)	$233,950		$244,223		$285,549		$333,117	$256,809
Ratios to average net assets:[5]
Net investment income	0.01%		0.01%		0.01%		0.78%	3.06%
Total expenses	1.27%		1.22%		1.18%		1.21%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.30%		0.32%		0.39%		1.03%	1.17%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

22	OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Cash Reserves (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C and Class N shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Periods. The last day of certain of the Fund’s prior fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

23	OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Net Investment Income	Undistributed Long-Term Gains	Accumulated Loss Carryforward
$58,886	$—	$—

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments
$3,843	$3,843

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 was as follows:

	Year Ended July 31, 2012	Year Ended July 31, 2011
Distributions paid from:
Ordinary income	$115,602	$111,775

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

24	OPPENHEIMER CASH RESERVES

differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are

25	OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Directors.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

26	OPPENHEIMER CASH RESERVES

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2—Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Certificates of Deposit	$—	$157,806,942	$—	$157,806,942
Direct Bank Obligations	—	175,759,409	—	175,759,409
Short-Term Notes/Commercial Paper	—	655,118,514	—	655,118,514
U.S. Government Obligations	—	40,805,702	—	40,805,702

Total Assets	$—	$1,029,490,567	$—	$1,029,490,567

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

27	OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS    Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2012		Year Ended July 29, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	428,804,096	$428,804,096	510,098,862	$510,098,862
Dividends and/or distributions reinvested	50,758	50,758	46,424	46,424
Redeemed	(469,496,657)	(469,496,657)	(515,814,250)	(515,814,250)

Net decrease	(40,641,803)	$(40,641,803)	(5,668,964)	$(5,668,964)

Class B
Sold	47,418,973	$47,418,973	63,934,496	$63,934,496
Dividends and/or distributions reinvested	6,754	6,754	8,415	8,415
Redeemed	(69,504,188)	(69,504,188)	(107,189,837)	(107,189,837)

Net decrease	(22,078,461)	$(22,078,461)	(43,246,926)	$(43,246,926)

Class C
Sold	272,463,357	$272,463,357	283,020,302	$283,020,302
Dividends and/or distributions reinvested	31,420	31,420	27,480	27,480
Redeemed	(307,439,776)	(307,439,776)	(285,240,088)	(285,240,088)

Net decrease	(34,944,999)	$(34,944,999)	(2,192,306)	$(2,192,306)

Class N
Sold	132,087,445	$132,087,445	162,980,897	$162,980,897
Dividends and/or distributions reinvested	24,563	24,563	24,667	24,667
Redeemed	(174,145,604)	(174,145,604)	(178,047,581)	(178,047,581)

Net decrease	(42,033,596)	$(42,033,596)	(15,042,017)	$(15,042,017)

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.500%
Next $250 million	0.475
Next $250 million	0.450
Next $250 million	0.425
Over $1 billion	0.400

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

28	OPPENHEIMER CASH RESERVES

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2012, the Fund paid $2,798,613 to OFS for services to the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.20% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B shares and Class C shares and 0.25% on Class N shares. The Distributor is entitled to receive a service fee of 0.25% per year under each plan, but the Board of Trustees has not authorized the Fund to pay the service fees on Class B and Class C shares at this time. Beginning July 1, 2009, the Distributor has voluntarily decreased the rates for the asset-based sales charges for Class B, Class C and Class N shares and service fees for Class N shares to 0.00%. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2012 were as follows:

Class C	$3,597,764
Class N	13,835,835

29	OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS    Continued

4. Fees and Other Transactions with Affiliates Continued

Sales Charges. Contingent deferred sales charges (“CDSC”) do not represent an expense of the Fund. They are deducted from the proceeds of redemptions of Fund shares prior to remittance. The CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

Year Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
July 31, 2012	$881	$2,726	$22,122	$10,506

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s management fee to an annual rate of 0.40% of the daily net assets for each class of shares. As a result of this limitation, the Manager waived $625,719 for the year ended July 31, 2012.

The Manager has agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. As a result, for the year ended July 31, 2012, the Manager waived or reimbursed the Fund $2,022,507, $347,505, $1,246,198 and $956,125 for Class A, Class B, Class C and Class N, respectively. There is no guarantee that the Fund will maintain a positive yield.

Effective July 1, 2009, the Distributor voluntarily agreed to set the fee rate it is entitled to receive under the Distribution and/or Service Plans for Class A, Class B, Class C and Class N shares at 0.00%. For the year ended July 31, 2012, the Distributor waived receipt of Distribution and/or Service Plan fees from Class A, Class B, Class C and Class N shares in the amount of $1,049,026, $544,585, $2,329,853 and $1,171,708, respectively.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek

30	OPPENHEIMER CASH RESERVES

unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The

31	OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS    Continued

5. Pending Litigation Continued

complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

32	OPPENHEIMER CASH RESERVES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Cash Reserves:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Cash Reserves, including the statement of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Cash Reserves for the year ended July 31, 2008 were audited by other auditors whose report dated September 12, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Cash Reserves as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 17, 2012

33	OPPENHEIMER CASH RESERVES

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2012 are qualified dividend income or eligible for the corporate dividend-received deduction.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2012, the maximum amount allowable but not less than $119,941 of the ordinary distributions paid or to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $39,477 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

34	OPPENHEIMER CASH RESERVES

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of Oppenheimer Cash Reserves (the “Fund”) was held at which the twelve Trustees identified below were elected (Proposal No. 1). At the meeting the sub-proposals in Proposal No. 2 and Proposal No. 3 were approved as described in the Fund’s proxy statement dated December 16, 2011. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	647,866,052	25,027,182
Edward L. Cameron	648,120,965	24,772,269
Jon S. Fossel	648,183,095	24,710,139
Sam Freedman	647,999,762	24,893,472
Richard F. Grabish	648,430,600	24,462,635
Beverly L. Hamilton	646,787,656	26,105,578
Robert J. Malone	648,191,001	24,702,234
F. William Marshall, Jr.	648,405,064	24,488,171
Victoria J. Herget	647,294,827	25,598,407
Karen L. Stuckey	647,367,806	25,525,428
James D. Vaughn	647,373,800	25,519,435
William F. Glavin, Jr.	648,014,848	24,878,386

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
468,698,308	26,330,104	23,310,516	154,554,306

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
467,379,240	27,417,084	23,542,604	154,554,306

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
468,793,252	26,206,794	23,338,883	154,554,306

2d: Proposal to remove the fundamental policy relating to investments in issues whose shares are owned by the Fund’s Trustees or officers

For	Against	Abstain	Broker Non Vote
466,273,410	27,667,932	24,397,589	154,554,306

2e-1: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
468,634,346	27,023,767	22,680,815	154,554,306

2f: Proposal to remove the fundamental policy relating to margin and short sales

For	Against	Abstain	Broker Non Vote
466,052,562	29,654,768	22,631,600	154,554,306

2g-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
469,005,859	23,747,110	25,585,960	154,554,306

35	OPPENHEIMER CASH RESERVES

SPECIAL SHAREHOLDER MEETING    Unaudited / Continued

2g-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
468,682,035	23,947,520	25,709,375	154,554,306

2h: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
468,852,022	25,669,949	23,816,957	154,554,306

2i: Proposal to revise fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
470,741,709	24,974,517	22,622,703	154,554,306

2j: Proposal to remove the fundamental policy relating investments in unseasoned issues

For	Against	Abstain	Broker Non Vote
469,173,394	25,540,629	23,624,903	154,554,306

2o: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
461,089,086	33,847,190	23,402,649	154,554,306

2p: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain	Broker Non Vote
469,164,163	26,563,689	22,611,077	154,554,306

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
481,046,458	15,037,027	22,255,446	154,554,306

36	OPPENHEIMER CASH RESERVES

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37	OPPENHEIMER CASH RESERVES

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 2000) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2000) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

38	OPPENHEIMER CASH RESERVES

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 37 portfolios

39	OPPENHEIMER CASH RESERVES

TRUSTEES AND OFFICERS    Unaudited / Continued

Victoria J. Herget, Continued	in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 41 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and

40	OPPENHEIMER CASH RESERVES

James D. Vaughn, Continued	Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

41	OPPENHEIMER CASH RESERVES

TRUSTEES AND OFFICERS    Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Proctor, Vandehey, Wixted and Ms. Wolf, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Carol E. Wolf, Vice President (since 1998) Age: 60	Senior Vice President of the Manager (since June 2000) and of HarbourView Asset Management Corporation (since June 2003); Vice President of the Manager (June 1990-June 2000). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Christopher Proctor, Vice President (since 2010) Age: 44	Vice President of the Manager (since August 2008) and a Senior Analyst in the Money Market Fund Group responsible for leading the money market research team. A CFA and CTP with 20 years of credit research, trading and portfolio management experience in the money fund industry. Prior to joining the Manager, a Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002), where he managed over $15 billion in institutional and retail money market products. A Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007) and a Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

42	OPPENHEIMER CASH RESERVES

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

43	OPPENHEIMER CASH RESERVES

OPPENHEIMER CASH RESERVES

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

44	OPPENHEIMER CASH RESERVES

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

45	OPPENHEIMER CASH RESERVES

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

46	OPPENHEIMER CASH RESERVES

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $21,800 in fiscal 2012 and $21,300 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $324,306 in fiscal 2012 and $168,500 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, and GIPS attestation procedures.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,300 in fiscal 2012 and $800 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $317,764 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $645,370 in fiscal 2012 and $169,300 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.

The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current

Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Cash Reserves

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2012